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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 4, 1997


                             THE PRESLEY COMPANIES
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             (Exact name of registrant as specified in its charter)


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         DELAWARE                        0-18001               33-0475923
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  (State or jurisdiction of            (Commission          (I.R.S. Employer
incorporation or organization)         File Number)      Identification Number)


                               19 Corporate Plaza
                        Newport Beach, California 92660
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                    (Address of principal executive offices)


                                 (714) 640-6400
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              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

        Section 4.09 of the Indenture dated as of June 29, 1994 (the "Indenture") covering the 12 1/2% Senior Notes due July 1, 2001 of The Presley Companies (the "Senior Notes") provides that if Presley's Consolidated Tangible Net Worth is below $60,000,000 for two consecutive fiscal quarters, Presley is required to offer to purchase $20,000,000 principal amount of Senior Notes. Presley's Consolidated Tangible Net Worth was below $60,000,000 at the end of each of its fiscal quarters ended June 30, 1997 and September 30, 1997. Presley acquired $20,000,000 principal amount of Senior Notes in November and December of 1997 in satisfaction of its above-described obligations under Section 4.09 of the Indenture, and those Senior Notes have been surrendered to the Trustee under the Indenture for cancellation. Presley also sold $10,000,000 principal amount of Senior Notes held by Presley in treasury, in a private placement made pursuant to Section 4(2) of the Securities Act of 1933, as amended. After the above described transactions, a total of $180,000,000 of Senior Notes remains outstanding. No Senior Notes are currently held by Presley in treasury.

        If Presley's Consolidated Tangible Net Worth is below $60,000,000 at the end of its two fiscal quarters ended December 31, 1997 and March 31, 1998, Presley would again be required to offer to purchase up to $20,000,000 of its outstanding Senior Notes in accordance with the provisions of Section 4.09 of the Indenture.

        Although it has no definitive program to purchase outstanding Senior Notes, Presley may make such purchases from time to time, even if not required by provisions of the Indenture, if management believes such purchases are in the Company's best interest.

                                   SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             THE PRESLEY COMPANIES,
                                             a Delaware corporation

Date: December 5, 1997                       By: /s/ DAVID M. SIEGEL
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                                                 David M. Siegel
                                                 Senior Vice President, Chief
                                                 Financial Officer and Treasurer
                                                 (Principal Financial Officer)


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